EXHIBIT 10.4

Counterpart to the Purchase Agreement

Upon consummation of the Merger, the undersigned hereby agrees to assume and be bound by all of the obligations of Metal Services Merger Sub Corp., a Delaware corporation, under the Purchase Agreement dated January 18, 2007, among Metal Services Merger Sub Corp., Metal Services Holdco LLC, a Delaware limited liability company, and Credit Suisse Securities (USA) LLC, as representative for the several Purchasers. For the avoidance of doubt, such obligations shall include, but not be limited to, the obligations enumerated in Section 8(a) of the Purchase Agreement. The undersigned further agrees that all references to the “Issuer” and the “Company” in the Purchase Agreement shall include the undersigned and the undersigned shall be bound by all provisions of the Purchase Agreement containing such references. Capitalized terms used, but not defined, in this Counterpart to the Purchase Agreement shall have the meanings assigned to them in the Purchase Agreement.

[Signature on following page]

Dated: January 25, 2007

TUBE CITY IMS CORPORATION

By	/s/ Thomas E. Lippard
Name: Thomas E. Lippard
Title: Executive Vice President

Signature page to the Counterpart to the Purchase Agreement

Counterpart to the Purchase Agreement

Upon consummation of the Merger, the undersigned hereby agrees to assume and be bound by all of the obligations of a Guarantor under the Purchase Agreement dated January 18, 2007, among Metal Services Merger Sub Corp., Metal Services Holdco LLC, a Delaware limited liability company, and Credit Suisse Securities (USA) LLC, as representative for the several Purchasers. For the avoidance of doubt, such obligations shall include, but not be limited to, the obligations enumerated in Section 8(a) of the Purchase Agreement. The undersigned further agrees that all references to “Guarantor” and the “Guarantors” in the Purchase Agreement shall include the undersigned and the undersigned shall be bound by all provisions of the Purchase Agreement containing such references. Capitalized terms used, but not defined, in this Counterpart to the Purchase Agreement shall have the meanings assigned to them in the Purchase Agreement.

[Signatures on following page]

Dated: January 25, 2007

TUBE CITY, LLC

By	/s/ Thomas E. Lippard
Name: Thomas E. Lippard
Title: Executive Vice President

INTERNATIONAL MILL SERVICE, INC.

By	/s/ Leon Z. Heller
Name: Leon Z. Heller
Title: Senior Vice President

Signature page to the Counterpart to the Purchase Agreement